SUMMARY PROSPECTUS
Ticker Symbol:
LOGIX

December 30, 2011

Before you invest, you may want to review the Scharf Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.scharffunds.com.  You can also get this information at no cost by calling 866-5SCHARF or by sending an e-mail request to info@scharffunds.com.

Investment Objective
The Scharf Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)		2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.99%
Other Expenses (including Shareholder Servicing Plan Fee)(1)		1.60%
Shareholder Servicing Plan Fee	0.10%
Total Annual Fund Operating Expenses		2.59%
Less: Fee Waiver and Expense Reimbursement		-1.34%
Net Annual Fund Operating Expenses(2)		1.25%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) to 1.25% of average daily net assets of the Fund (the “Expense Cap”).  The Expense Cap will remain in effect through at least January 28, 2013, and may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$127	$678

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term.  Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all market capitalizations, convertible securities, rights and warrants.  The Fund may invest up to 50% of its total assets in securities of foreign issuers, including up to 25% of its total assets in issuers in emerging markets.  Such foreign securities may be listed on foreign exchanges as well as in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may also invest up to 30% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).  In addition, the Fund may invest up to 30% of its total assets in fixed income securities.  Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”).

Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.”  The Fund may also invest in “special situations”, which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets, spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.

When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that no longer have sufficient upside potential.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

·
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not produce the desired results.  The Adviser may be incorrect in its assessment of a stock’s appreciation potential.

•
Non-Diversification Risk.  The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  To the extent that the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired.

·
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Fund may underperform funds that use different investing styles.

•
Investment Company Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•	Fixed Income Securities Risk. The following risks are associated with the Fund’s investment in fixed income securities.
o
Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o	Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates risk; conversely, bond prices generally rise as interest rates fall.
o
Credit Risk.  Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

•
New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Management
Investment Adviser:  Scharf Investments, LLC is the investment adviser of the Fund.

Portfolio Manager: Brian A. Krawez, CFA (President and Lead Equity Manager) is the portfolio manager for the Fund and has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Scharf Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 866-5SCHARF, by wire transfer or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.